Exhibit 10.30

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT NO. 3 TO

TECHNOLOGY LICENSE AGREEMENT

This Amendment No. 3 (“Amendment No. 3”) dated as of June 29, 2005 (the “Amendment No. 3 Effective Date”) to that certain Technology License Agreement dated January 25, 2004 (the “Original Agreement”) by and between ANOTO AB, a company incorporated under the laws of Sweden (“Anoto”), ANOTO GROUP AB, a company incorporated under the laws of Sweden (“Anoto Group”) and LEAPFROG ENTERPRISES, INC., a company incorporated under the laws of Delaware (“LeapFrog”). Each of Anoto, Anoto Group, LeapFrog are referred to as a “Party”, and collectively as the “Parties”. Capitalized terms not defined in this Amendment No. 3 will have the meaning ascribed to them in the Original Agreement.

BACKGROUND

The Parties entered into the Original Agreement as of January 25, 2004.

The Parties desire to amend certain portions of the payment schedule set forth in Schedule G (Royalty and Payment Schedule) of the Original Agreement as set forth herein.

Based on the foregoing, and in consideration of the mutual promises and covenants set forth below and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1. Amendments to Payment Schedule.

1.1 Second Advance Royalty Payment. Section 5.5(b) of Schedule G of the Original Agreement (as amended by Amendment No. 2) is hereby replaced in its entirety with the following:

[*] shall be paid upon the execution of Amendment No. 3.

1.2 Third Advance Royalty Payment. Section 5.5(c) of Schedule G of the Original Agreement is hereby replaced in its entirety with the following:

[*] shall be paid upon the latter of [*] or final acceptance of [*]).

2. Effective of this Amendment. Except as expressly set forth herein, the Original Agreement shall remain in full force and effect in accordance with its terms.

3. Miscellaneous. This Amendment No. 3, the Original Agreement and all other duly executed, written amendments to the Original Agreement represent the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect to the subject matter hereof.

In witness whereof, the Parties hereto have executed this Amendment No. 3 as of the Amendment No. 3 Effective Date.

LEAPFROG ENTERPRISES, INC.		ANOTO AB

By:	/s/ Mark Flowers	By:	/s/ Anders Tormod
Mark Flowers, CTO		Anders Tormod, CEO

		By:	/s/ Mats Blom
Mats Blom, Chief Financial Officer

Address for Notices: 6401 Hollis Street, Suite 100 Emeryville, CA 94608 USA Fax: (510) 420-5011 Attention: VP, Legal Affairs		Address for Notices: Scheelevägen 19 C 223 70 Lund, SWEDEN Fax: +46 46 540 12 02 Attention: Chief Executive Officer

ANOTO GROUP AB

		By:	/s/ Christer Fåhraeus
Christer Fåhraeus, Chairman Address for Notices: Scheelevägen 19 C 223 70 Lund, SWEDEN Fax: +46 46 540 12 02 Attention: Chairman

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.